                                                                   Exhibit 99.10

                      ASSIGNMENT AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated March 30, 2007, ("Agreement") among Citigroup Global Markets Realty Corp. ("Assignor"), Maia Mortgage Finance Statutory Trust ("Assignee") and HomeBanc Mortgage Corporation (the "Company"):

          For and in consideration of valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                            Assignment and Conveyance
                            -------------------------

          1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee (x) all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans originated by the Company listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of December 1, 2006, (the "Purchase Agreement"), between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Purchase Agreement relates to the Mortgage Loans (y) the Assignment and Conveyances (as defined in the Purchase Agreement) with respect to the Mortgage Loans (the
"Conveyances"), and (z) none of the obligations of the Assignor under the Purchase Agreement or the Conveyances.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to the servicing rights or any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

          The purchase price for the Mortgage Loans shall be payable by the Assignee to the Assignor pursuant to a separate agreement based upon the actual unpaid principal balance and accrued but unpaid interest on the Mortgage Loans against delivery of the Mortgage Loan Documents with respect to the Mortgage Loans by the Assignor to the Assignee.

           Recognition of the Company, Accuracy of Purchase Agreement
           ----------------------------------------------------------

          2. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Assignee will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Assignee for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Assignee shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest in the Mortgage Loans) shall be deemed to refer to the Assignee. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Assignee.

          3. The Company and the Assignor each represent and warrant to the Assignee that (i) attached hereto as Exhibit B and Exhibit C are true and complete copies of the Purchase Agreement and Conveyances, (ii) the Purchase Agreement and Conveyances are in full force and effect as of the date hereof,
(iii) the Purchase Agreement and Conveyances have not been waived, amended, supplemented or otherwise modified in any respect and (iv) no notice of termination has been given to such party under the Purchase Agreement.

                  Representations and Warranties of the Company
                  ---------------------------------------------

          4. The Company warrants and represents to the Assignor, the Assignee as of the date hereof that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

          (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement, and the Company is solvent.

          Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor and the Assignee that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Purchase Agreement, are true and correct as of the date hereof as if such representations and warranties were made on the date hereof except that the representation and warranty set forth in Subsection 7.02(i) shall, for purposes of this Agreement, relate to the Mortgage Loan Schedule attached hereto. Notwithstanding the foregoing, in the event Company ceases to conduct business and is therefore unable to make the representations and warranties set forth in Subsections 7.01 and 7.02 of the Purchase Agreement as of the date hereof, then Assignor shall make such representations and warranties to Assignee and Assignor shall be responsible for Company's obligations under Subsections 7.03, 7.04 and 7.05.

          5. The Company represents and warrants to the Assignee that the Mortgage Loans listed on the schedule attached hereto as Exhibit D (the "Serviced Loans"), currently are serviced by the Company. On April 1, 2007, the Company will transfer the servicing of the Serviced Loans to Wells Fargo Bank, National Association. With respect to each of the Serviced Loans, the Company represents and warrants to the Assignee as follows:

          (a) The Company has serviced the Serviced Loans in accordance with the terms of the Purchase Agreement and otherwise complied with all covenants and obligations thereunder;

          (b) The Company has taken no action or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Serviced Loans;

          (c) The Company has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Serviced Loan, and the Company has not released the Mortgaged Property related to any Serviced Loan from the lien of such Mortgage, in whole or in part, nor has the Company executed an instrument that would effect any such release, cancellation, subordination, or rescission;

          (d) The Company has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Serviced Loans; and

          (e) The Company has not waived or agreed to any waiver under, or agreed to any amendment or other modification of the Serviced Loans.

                 Representations and Warranties of the Assignor
                 ----------------------------------------------

          6. The Assignor warrants and represents to, and covenants with, the Assignee that:

          (a) The Assignor is the lawful owner of the Mortgage Loans (other than the related servicing rights) with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever (other than the related servicing rights) to the extent that the Assignor received such title from the Company;

          (b) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto;

          (c) The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to enter into and perform its obligations under the Purchase Agreement and this Agreement;

          (d) This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (e) The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

          (f) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound;

          (g) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Agreement;

          (h) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company in connection with the Mortgage Loans or in connection with the Company's performance as a servicer of the Serviced Loans pursuant to the Purchase Agreement;

          (i) With respect to each Mortgage Loan, the Assignor shall deliver or cause to be delivered to the Assignee all of the Mortgage Loan Documents in accordance with Section 6.03 of the Purchase Agreement, except as separately agreed; and

          (j) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of the Mortgage Loans.

              Remedies for Breach of Representations and Warranties
              -----------------------------------------------------

          7. The Company hereby acknowledges and agrees that the remedies available to the Assignor and the Assignee in connection with any breach of the representations and warranties made by the Company set forth in Sections 3, 4 and 5 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

                     Modification of the Purchase Agreement
                     --------------------------------------

          8. With respect to each Mortgage Loan, Section 7.02(xxxii) is hereby deleted in its entirety and replaced with the following:

                     (xxxii)  Environmental  Matters.  To the  best  of Seller's knowledge, at the time of origination, the Mortgaged Property is free in all material respects from toxic or hazardous substances. The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

                                  Miscellaneous
                                  -------------

          9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5.1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          11. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          12. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase

Agreement (to the extent assigned hereunder) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

          13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          14. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                CITIGROUP GLOBAL MARKETS REALTY
                                CORP. (Assignor)



                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Its:



                                HOMEBANC MORTGAGE CORPORATION (Company)



                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Its:



                                MAIA MORTGAGE FINANCE STATUTORY TRUST (Assignee)



                                By:---------------------------------------------
                                Name:-------------------------------------------
                                Its:














  [Signature Page to Maia/HomeBanc/Citi Assignment and Recognition (3.30.07)]